                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02349

Morgan Stanley Income Securities Inc.
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2005

Date of reporting period: September 30, 2005

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.


MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

FUND REPORT

For the year ended September 30, 2005

MARKET CONDITIONS

Throughout the reporting period, the Federal Open Market Committee (the Fed) continued the rate tightening cycle it had begun in June of 2004. The Fed raised the federal funds target rate eight times during the 12-month period, with each increase reflecting the same "measured pace" of 25 basis point increments. As the result of these moves, the target rate stood at 3.75 percent at the close of the period.

Despite the Fed's steady course, most U.S. Treasury yields see-sawed throughout the period. For example, in response to concerns that Hurricane Katrina and soaring energy costs would slow the pace of economic growth, yields across the curve dipped at the end of August and into September. Yields soon resumed their upward course, however, boosted by indications that the hurricane's impact on long-term growth was not as severe as had been speculated. For the period overall, the yield curve flattened with the yields of short- and intermediate-term Treasuries rising as those of long-term Treasuries declined.

As the end of the period approached, it was apparent that the full effects of the Fed's actions had not yet been carried through to all sectors of the economy. Comments from the Fed revealed its belief that the prevailing rate was still well below its equilibrium and that monetary policy would need to provide ongoing support for economic activity.

Among government-related issues, the agency sector posted the lowest returns, while rising rates in the short and intermediate portions of the curve supported the stronger performance of the Treasury sector. That said, a relative lack of yield hindered the appeal of Treasuries and caused them to lag other non-government sectors of the bond market. Although posting negative returns during the final quarter of the reporting period, the mortgage sector performed well over the 12-month period. Higher-coupon and longer-dated mortgage-backed issues led, largely due to their relatively higher yields.

Within the corporate bond market, the period was generally uneventful until the first quarter of 2005, when General Motors reported lower-than-expected earnings. Shortly thereafter, the beleaguered auto manufacturer saw its debt downgraded to below-investment grade, alongside that of Ford Motor and their financial subsidiaries. Although the struggles of the auto industry gave investors pause, generally good corporate earnings announcements and positive economic news helped the market regain its bearings in the following months. Overall, medium-quality corporate issues posted the highest returns. Among sectors, utilities garnered the highest gains during the annual period, while the industrial sector posted the lowest returns.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2005, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $17.59 to $17.35 per share. Based on this decrease plus the reinvestment of dividends totaling $0.975 per share, the Fund's total NAV return was 4.80 percent. ICB's value on the New York Stock Exchange (NYSE) decreased from $16.04 to $15.84 per share during the same period. Based on this decrease plus the reinvestment of dividends, ICB's total market return was 4.92 percent. ICB's share price was trading at an 8.7 percent discount to its NAV on September 30, 2005. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2005 declared in September remained unchanged at $0.08125 per share to reflect the Fund's current and projected earnings level.

The Fund's exposure to medium-quality investment-grade credits benefited performance during the period. As investors sought income, these credits outpaced higher-quality bonds conversely, the Fund's pace was tempered by its positions in higher-quality securities and by its more modest exposure to the lower-grade bonds which performed with greater strength. (Bonds with higher credit qualities typically offer lower yields.) Among sectors, a de-emphasis of banking and finance turned out to be advantageous while limited exposure to the energy sector reduced upside performance.

We limited the Fund's overall interest rate exposure throughout the period, a posture which produced mixed results. Our stance detracted from performance when the market rallied (for example, earlier in the period), but was more beneficial when interest rates rose across the short and intermediate portions of the curve.
----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

   PORTFOLIO COMPOSITION*
   Corporate Bonds                                     60.8%
   Short-Term Investments                              17.2
   U.S. Government Obligations                         14.6
   Asset-Backed Securities                              4.8
   Foreign Government Obligations                       2.6

   LONG-TERM CREDIT ANALYSIS
   AAA                                                 36.3%
   AA                                                   2.2
   A                                                    9.9
   BBB                                                 39.8
   BB                                                  10.8
   B or Below                                           1.0

* Does not include outstanding short futures contracts with an underlying face amount of $50,133,938 with unrealized appreciation of $320,274. The Fund has outstanding long futures contracts with an underlying face amount of $26,601,095 with unrealized depreciation of $225,727.

Data as of September 30, 2005. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUNDS PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE UPON REQUEST BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was lower than, but close to, its performance peer group average for the three- and five-year periods and better for the one-year period. The Board considered that the Fund's performance, relative to its performance peer group, has steadily improved, as the gap between the Fund's performance and the average of its performance peer group had narrowed from the five- to the three-year period, and in the last year was better than its performance peer group. The Board concluded that the Fund's performance was improving and was now competitive with that of its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES


The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund ("soft dollars"). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Corporate Bonds (60.4%)
            Advertising/Marketing Services (1.0%)
 $   785    Interpublic Group of Companies, Inc..................       5.40 %      11/15/09   $    737,900
     975    WPP Finance Corp. (United Kingdom)...................       5.875       06/15/14      1,009,787
                                                                                               ------------
                                                                                                  1,747,687
                                                                                               ------------
            Aerospace & Defense (0.6%)
     328    Raytheon Co. ........................................       4.50        11/15/07        326,275
     592    Systems 2001 Asset Trust LLC - 144A*.................       6.664       09/15/13        634,377
                                                                                               ------------
                                                                                                    960,652
                                                                                               ------------
            Air Freight/Couriers (1.3%)
   2,000    FedEx Corp. .........................................       7.25        02/15/11      2,210,150
                                                                                               ------------

            Apparel/Footwear Retail (0.3%)
     625    Limited Brands, Inc. ................................       6.95        03/01/33        610,374
                                                                                               ------------

            Auto Parts: O.E.M. (0.2%)
     285    Lear Corp. (Series B)................................       8.11        05/15/09        283,657
                                                                                               ------------

            Beverages: Alcoholic (1.2%)
   1,100    FBG Finance Ltd. - 144A* (Australia).................       5.125       06/15/15      1,081,134
   1,085    Miller Brewing Co. - 144A*...........................       4.25        08/15/08      1,070,306
                                                                                               ------------
                                                                                                  2,151,440
                                                                                               ------------
            Cable/Satellite TV (3.5%)
   1,355    Comcast Cable Communications Inc. ...................       6.75        01/30/11      1,458,609
   1,400    Comcast Cable Communications Inc. ...................       7.125       06/15/13      1,560,236
     750    Comcast Cable Communications Inc. ...................       8.375       05/01/07        791,611
   1,265    Cox Communications, Inc. ............................       4.625       01/15/10      1,238,039
     780    Echostar DBS Corp. ..................................       6.375       10/01/11        777,075
      20    Echostar DBS Corp. ..................................       6.625       10/01/14         19,900
     335    TCI Communications, Inc. ............................       7.875       02/15/26        400,890
                                                                                               ------------
                                                                                                  6,246,360
                                                                                               ------------
            Containers/Packaging (0.8%)
   1,485    Sealed Air Corp. - 144A*.............................       5.625       07/15/13      1,491,402
                                                                                               ------------

                       See Notes to Financial Statements
 8

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Department Stores (2.4%)
 $ 2,800    Federated Department Stores, Inc. ...................       6.625%      09/01/08   $  2,933,454
     610    May Department Stores Co., Inc. .....................       5.95        11/01/08        629,280
     570    Penny (JC) Co., Inc. ................................       7.40        04/01/37        619,163
                                                                                               ------------
                                                                                                  4,181,897
                                                                                               ------------
            Electric Utilities (7.4%)
   1,360    Arizona Public Service Co. ..........................       5.80        06/30/14      1,427,002
     310    Arizona Public Service Co. ..........................       6.75        11/15/06        317,085
     570    CC Funding Trust I...................................       6.90        02/16/07        586,002
     530    Cincinnati Gas & Electric Co. .......................       5.70        09/15/12        550,485
     595    Consolidated Natural Gas Co. ........................       5.00        12/01/14        587,527
     170    Consolidated Natural Gas Co. (Series C)..............       6.25        11/01/11        180,884
   1,775    Consumers Energy Co. ................................       4.00        05/15/10      1,708,354
      90    Consumers Energy Co. ................................       4.80        02/17/09         89,804
     195    Consumers Energy Co. ................................       5.375       04/15/13        197,427
     835    Duquesne Light Co. (Series O)........................       6.70        04/15/12        912,101
     915    Entergy Gulf States, Inc. ...........................       3.60        06/01/08        879,124
     930    Entergy Gulf States, Inc. ...........................       4.27+       12/01/09        933,295
   1,705    Exelon Corp. ........................................       6.75        05/01/11      1,829,724
     215    Indianapolis Power & Light Co. - 144A*...............       6.30        07/01/13        228,441
     460    Monongahela Power Co. ...............................       5.00        10/01/06        461,051
     525    Pacific Gas & Electric Co. ..........................       6.05        03/01/34        548,091
     235    Panhandle Eastern Pipe Line Co. (Series B)...........       2.75        03/15/07        228,477
     600    PSEG Energy Holdings Inc. ...........................       8.625       02/15/08        630,000
     570    Texas Eastern Transmission, LP.......................       7.00        07/15/32        670,628
     220    TXU Corp. ...........................................       6.375       06/15/06        223,491
                                                                                               ------------
                                                                                                 13,188,993
                                                                                               ------------
            Electronics/Appliances (0.3%)
     570    LG Electronics Inc. - 144A* (South Korea)............       5.00        06/17/10        562,597
                                                                                               ------------

            Environmental Services (1.3%)
   2,230    USA Waste Services, Inc. ............................       7.125       10/01/07      2,326,149
                                                                                               ------------

            Finance/Rental/Leasing (5.7%)
   5,020    Ford Motor Credit Co. ...............................       7.25        10/25/11      4,770,601
   2,430    Ford Motor Credit Co. ...............................       7.375       10/28/09      2,349,268
     140    Hertz Corp. .........................................       7.40        03/01/11        135,812
     415    Hertz Corp. .........................................       7.625       06/01/12        398,952

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $ 1,450    Nationwide Building Society - 144A* (United
              Kingdom)...........................................       4.25 %      02/01/10   $  1,421,057
     990    Residential Capital Corp. - 144A*....................       6.375       06/30/10      1,003,963
                                                                                               ------------
                                                                                                 10,079,653
                                                                                               ------------
            Financial Conglomerates (2.5%)
   5,130    General Motors Acceptance Corp. .....................       8.00        11/01/31      4,490,551
                                                                                               ------------

            Gas Distributors (1.6%)
     745    Nisource Finance Corp. ..............................       4.393+      11/23/09        748,756
     710    Nisource Finance Corp. ..............................       7.625       11/15/05        712,631
      36    Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)............................................       7.628       09/15/06         36,806
     705    Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)............................................       8.294       03/15/14        826,878
     450    Sempra Energy........................................       4.621       05/17/07        449,233
                                                                                               ------------
                                                                                                  2,774,304
                                                                                               ------------
            Home Furnishings (0.4%)
     630    Mohawk Industries, Inc. (Series D)...................       7.20        04/15/12        700,943
                                                                                               ------------

            Hospital/Nursing Management (1.3%)
     735    Columbia/HCA Healthcare Corp. .......................       7.19        11/15/15        763,220
      85    Columbia/HCA Healthcare Corp. .......................       9.00        12/15/14         98,493
     555    HCA, Inc. ...........................................       6.30        10/01/12        554,434
     170    HCA, Inc. ...........................................       7.875       02/01/11        183,061
     750    Tenet Healthcare Corp. ..............................       7.375       02/01/13        714,375
                                                                                               ------------
                                                                                                  2,313,583
                                                                                               ------------
            Hotels/Resorts/Cruiselines (0.9%)
   1,140    Hyatt Equities LLC - 144A*...........................       6.875       06/15/07      1,162,598
     285    Marriott International, Inc. (Series E)..............       7.00        01/15/08        298,317
     145    Starwood Hotels & Resorts Worldwide, Inc. ...........       7.375       05/01/07        150,256
                                                                                               ------------
                                                                                                  1,611,171
                                                                                               ------------
            Industrial Conglomerates (0.1%)
     150    Tyco International Group S.A. (Luxembourg)...........       5.80        08/01/06        151,442
                                                                                               ------------

            Insurance Brokers/Services (2.5%)
     990    Farmers Exchange Capital - 144A*.....................       7.05        07/15/28      1,025,092
   1,330    Farmers Exchange Capital - 144A*.....................       8.625       05/01/24      1,592,611
     800    Marsh & McLennan Companies, Inc. ....................       5.375       07/15/14        774,923
   1,125    Marsh & McLennan Companies, Inc. ....................       5.875       08/01/33      1,022,253
                                                                                               ------------
                                                                                                  4,414,879
                                                                                               ------------

                       See Notes to Financial Statements
 10

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Major Telecommunications (5.6%)
 $ 1,535    AT&T Corp. ..........................................       9.75 %      11/15/31   $  1,951,369
   1,410    Deutsche Telekom International Finance Corp.
              (Netherlands)......................................       8.75        06/15/30      1,825,836
   1,315    France Telecom S.A. (France).........................       8.50        03/01/31      1,767,698
   1,635    Sprint Capital Corp. ................................       8.375       03/15/12      1,926,584
     385    Sprint Capital Corp. ................................       8.75        03/15/32        517,835
   1,510    Telecom Italia Capital SpA - 144A* (Luxembourg)......       4.00        01/15/10      1,451,329
     405    Verizon New England Inc. ............................       6.50        09/15/11        431,548
                                                                                               ------------
                                                                                                  9,872,199
                                                                                               ------------
            Managed Health Care (1.6%)
     445    Anthem, Inc. ........................................       6.80        08/01/12        491,435
   1,560    Health Net, Inc. ....................................       9.875       04/15/11      1,838,352
     515    WellPoint Inc. ......................................       3.75        12/14/07        504,782
                                                                                               ------------
                                                                                                  2,834,569
                                                                                               ------------
            Medical Distributors (0.3%)
     480    AmerisourceBergen Corp. - 144A*......................       5.625       09/15/12        475,200
                                                                                               ------------

            Medical Specialties (0.6%)
   1,150    Baxter Finco BV - 144A* (Netherlands)................       4.75        10/15/10      1,142,933
                                                                                               ------------

            Motor Vehicles (2.2%)
     795    DaimlerChrysler North American Holdings Co. .........       7.30        01/15/12        864,446
     750    DaimlerChrysler North American Holdings Co. .........       8.00        06/15/10        831,294
     830    DaimlerChrysler North American Holdings Co. .........       8.50        01/18/31      1,007,793
   1,575    General Motors Corp. ................................       8.375       07/15/33      1,236,375
                                                                                               ------------
                                                                                                  3,939,908
                                                                                               ------------
            Multi-Line Insurance (0.4%)
     750    Two-Rock Pass Through Trust - 144A* (Bermuda)........       4.72+       02/11/10++      745,583
                                                                                               ------------

            Oil & Gas Pipelines (1.5%)
   2,685    Enterprise Products Operating........................       5.60        10/15/14      2,680,245
                                                                                               ------------

            Oil & Gas Production (2.3%)
     245    Kerr-McGee Corp. ....................................       5.875       09/15/06        248,792
     395    Kerr-McGee Corp. ....................................       6.625       10/15/07        406,394
     765    Pemex Project Funding Master Trust...................       7.375       12/15/14        851,063
   1,200    Pemex Project Funding Master Trust...................       8.00        11/15/11      1,369,200

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $   125    Pemex Project Funding Master Trust...................       8.625%      02/01/22   $    153,125
     910    Vintage Petroleum, Inc. .............................       7.875       05/15/11        955,500
                                                                                               ------------
                                                                                                  3,984,074
                                                                                               ------------
            Other Metals/Minerals (0.4%)
     665    Brascan Corp. (Canada)...............................       7.125       06/15/12        737,197
                                                                                               ------------

            Property - Casualty Insurers (1.3%)
   1,400    Mantis Reef Ltd. - 144A* (Australia).................       4.692       11/14/08      1,380,978
   1,000    St. Paul Travelers Companies, Inc. (The).............       5.01        08/16/07      1,001,571
                                                                                               ------------
                                                                                                  2,382,549
                                                                                               ------------
            Publishing: Newspapers (0.5%)
     950    Knight-Ridder, Inc. .................................       5.75        09/01/17        941,431
                                                                                               ------------

            Pulp & Paper (2.1%)
     800    Abitibi-Consolidated Inc. (Canada)...................       8.55        08/01/10        818,000
     485    Abitibi-Consolidated Inc. (Canada)...................       8.85        08/01/30        438,925
   1,680    Bowater Canada Finance (Canada)......................       7.95        11/15/11      1,701,000
     675    Sappi Papier Holding AG - 144A* (Austria)............       6.75        06/15/12        687,506
                                                                                               ------------
                                                                                                  3,645,431
                                                                                               ------------
            Railroads (2.4%)
     539    Burlington North Santa Fe Railway Co. ...............       4.575       01/15/21        526,964
     850    Norfolk Southern Corp. ..............................       7.35        05/15/07        884,699
     100    Union Pacific Corp. - 144A*..........................       5.214       09/30/14        100,920
   1,140    Union Pacific Corp. .................................       6.625       02/01/08      1,187,948
     820    Union Pacific Corp. .................................       6.65        01/15/11        884,942
     625    Union Pacific Corp. .................................       6.79        11/09/07        651,344
                                                                                               ------------
                                                                                                  4,236,817
                                                                                               ------------
            Real Estate Development (0.7%)
     896    World Financial Properties - 144A*...................       6.91        09/01/13        951,796
     201    World Financial Properties - 144A*...................       6.95        09/01/13        213,145
                                                                                               ------------
                                                                                                  1,164,941
                                                                                               ------------
            Real Estate Investment Trusts (0.4%)
     775    Reckson Operating Partnership........................       5.15        01/15/11        770,112
                                                                                               ------------

                       See Notes to Financial Statements
 12

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Savings Banks (0.9%)
 $ 1,455    Washington Mutual Inc. ..............................       8.25 %      04/01/10   $  1,634,335
                                                                                               ------------

            Tobacco (1.1%)
     625    Altria Group, Inc. ..................................       7.00        11/04/13        685,168
   1,135    Altria Group, Inc. ..................................       7.75        01/15/27      1,327,188
                                                                                               ------------
                                                                                                  2,012,356
                                                                                               ------------
            Wireless Telecommunications (0.8%)
     330    AT&T Wireless Services, Inc. ........................       7.875       03/01/11        376,123
     815    AT&T Wireless Services, Inc. ........................       8.75        03/01/31      1,103,407
                                                                                               ------------
                                                                                                  1,479,530
                                                                                               ------------
            Total Corporate Bonds (Cost $104,910,952).......................................    107,177,294
                                                                                               ------------
            U.S. Government Obligations (14.5%)
  14,765    U.S. Treasury Bonds..................................  6.125 - 6.375    08/15/27 -   18,091,399
                                                                                    08/15/29
   3,890    U.S. Treasury Note...................................       4.25        08/15/13      3,877,848
   9,570    U.S. Treasury Strips.................................       0.00        02/15/25 -    3,763,057
                                                                                    02/15/27
                                                                                               ------------
            Total U.S. Government Obligations (Cost $25,424,841)............................     25,732,304
                                                                                               ------------
            Asset-Backed Securities (4.8%)
            Finance/Rental/Leasing
     650    CIT Equipment Collateral 2004-EF1 A3.................       3.50        09/20/08        640,236
     675    CNH Equipment Trust 2005-A A3........................       4.02        04/15/09        669,723
     700    Ford Credit Auto Owner Trust 2005B A3................       4.17        01/15/09        696,740
     800    Harley-Davidson Motorcycle Trust 2004-2 A2...........       3.56        02/15/12        787,539
   1,300    Harley-Davidson Motorcycle Trust 2005-1 A2...........       3.76        12/17/12      1,279,618
     550    Honda Auto Receivables Owner Trust 2005-2 A3.........       3.93        01/15/09        545,380
     950    TXU Electric Delivery Transition Bond Co. LLC 2004-1
              A2.................................................       4.81        11/17/14        950,743
   1,400    USAA Auto Owner Trust 2004-2 A4......................       3.58        02/15/11      1,376,778
     825    USAA Auto Owner Trust 2005-1 A3......................       3.90        07/15/09        818,011
     725    Volkswagen Auto Lease Trust 2005-A A3................       3.82        05/20/08        719,439
                                                                                               ------------
            Total Asset-Backed Securities (Cost $8,565,300).................................      8,484,207
                                                                                               ------------

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005 continued

PRINCIPAL
AMOUNT IN                                                               COUPON      MATURITY
THOUSANDS                                                                RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Foreign Government Obligation (2.6%)
 $ 3,930    United Mexican States (Mexico) (Cost $4,002,519).....       8.375%      01/14/11   $  4,529,325
                                                                                               ------------
            Short-Term Investments (17.1%)
            U.S. Government Obligation (a) (0.2%)
     300    U.S. Treasury Bill** (Cost $297,125).................       3.35        01/12/06        297,180
                                                                                               ------------
            Repurchase Agreement (16.9%)
  30,009    Joint repurchase agreement account (dated 09/30/05;
              proceeds $30,018,565) (b) (Cost $30,009,000).......       3.825       10/03/05     30,009,000
                                                                                               ------------
            Total Short-Term Investments (Cost $30,306,125)                                      30,306,180
                                                                                               ------------

            Total Investments (Cost $173,209,737) (c) (d).......................    99.4%     176,229,310

            Other Assets in Excess of Liabilities...............................     0.6        1,112,023
                                                                                   -----     ------------
            Net Assets..........................................................   100.0%    $177,341,333
                                                                                   =====     ============

---------------------

    *    Resale is restricted to qualified institutional investors.
    **   A portion of this security has been physically segregated in connection with open futures contracts in the amount of
         $60,540.
    +    Floating rate security; rate shown is the rate in effect at
         September 30, 2005.
    ++   Perpetual note security, callable at 02/11/10.
    (a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (c)  Securities have been designated as collateral in an amount equal to $78,367,222 in connection with open futures
         contracts.
    (d)  The aggregate cost for federal income tax purposes is
         $174,408,616.
         The aggregate gross unrealized appreciation is $3,832,023, and the aggregate gross unrealized depreciation is
         $2,011,329, resulting in net unrealized appreciation of
         $1,820,694.

FUTURES CONTRACTS OPEN AT SEPTEMBER 30, 2005:

                                                                          UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY     UNDERLYING FACE    APPRECIATION
CONTRACTS   LONG/SHORT         MONTH AND YEAR         AMOUNT AT VALUE   (DEPRECIATION)

   -----------------------------------------------------------------------------------
   148         Short     U.S. Treasury Notes 2 Year    $(30,471,812)      $ 140,036
                                December 2005
   184         Short     U.S. Treasury Notes 5 Year     (19,662,126)        180,238
                                December 2005
   242         Long      U.S. Treasury Notes 10 Year     26,601,095        (225,727)
                                December 2005
                                                                          ---------
            Net unrealized appreciation..............................
                                                                          $  94,547
                                                                          =========

                       See Notes to Financial Statements
 14

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

Assets:
Investments in securities, at value (cost $173,209,737)
  (including a repurchase agreement of $30,009,000).........  $176,229,310
Receivable for:
    Interest................................................     2,258,388
    Investments sold........................................       250,305
Prepaid expenses and other assets...........................        12,666
                                                              ------------
    Total Assets............................................   178,750,669
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     1,146,481
    Investment advisory fee.................................        72,454
    Capital stock repurchased...............................        41,293
    Administration fee......................................        13,801
    Transfer agent fee......................................        13,091
    Variation margin........................................         1,027
Accrued expenses and other payables.........................       121,189
                                                              ------------
    Total Liabilities.......................................     1,409,336
                                                              ------------
    Net Assets..............................................  $177,341,333
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $190,277,046
Net unrealized appreciation.................................     3,114,120
Dividends in excess of net investment income................      (143,795)
Accumulated net realized loss...............................   (15,906,038)
                                                              ------------
    Net Assets..............................................  $177,341,333
                                                              ============
Net Asset Value Per Share,
10,221,413 shares outstanding (15,000,000 shares authorized
of $.01 par value)..........................................        $17.35
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2005

Net Investment Income:
Interest Income.............................................  $ 10,277,315
                                                              ------------
Expenses
Investment advisory fee.....................................       779,632
Transfer agent fees and expenses............................       134,056
Administration fee..........................................       133,425
Professional fees...........................................        72,729
Shareholder reports and notices.............................        46,805
Custodian fees..............................................        29,061
Registration fees...........................................        15,680
Directors' fees and expenses................................         9,706
Other.......................................................        23,295
                                                              ------------
    Total Expenses..........................................     1,244,389
                                                              ------------
    Net Investment Income...................................     9,032,926
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................     5,393,175
Futures contracts...........................................      (147,217)
                                                              ------------
    Net Realized Gain.......................................     5,245,958
                                                              ------------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................    (7,707,217)
Futures contracts...........................................       512,287
                                                              ------------
    Net Depreciation........................................    (7,194,930)
                                                              ------------
    Net Loss................................................    (1,948,972)
                                                              ------------
Net Increase................................................  $  7,083,954
                                                              ============

                       See Notes to Financial Statements
 16

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                              ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $  9,032,926         $ 10,204,567
Net realized gain...........................................        5,245,958            1,825,476
Net change in unrealized appreciation/depreciation..........       (7,194,930)            (425,803)
                                                                 ------------         ------------
    Net Increase............................................        7,083,954           11,604,240
Dividends to shareholders from net investment income........      (10,133,689)         (10,365,415)
Decrease from capital stock transactions....................       (5,562,224)          (5,587,976)
                                                                 ------------         ------------
    Net Decrease............................................       (8,611,959)          (4,349,151)
Net Assets:
Beginning of period.........................................      185,953,292          190,302,443
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$143,795 and accumulated undistributed net investment income
of $414,198, respectively)..................................     $177,341,333         $185,953,292
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 continued

entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Effective November 1, 2004, pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued weekly and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business week: 0.42% to the portion of the weekly net assets not exceeding $500 million and 0.35% to the portion of the weekly net assets exceeding $500 million.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly net assets.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 continued

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2005 aggregated $100,059,146 and $132,427,097, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $50,703,604, and $27,017,318, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2005 included in Directors' fees and expenses in the Statement of Operations amounted to $7,508. At September 30, 2005, the Fund had an accrued pension liability of $62,582 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Dividends

On September 27, 2005, the Fund declared the following dividends from net investment income:

 AMOUNT          RECORD            PAYABLE
PER SHARE         DATE              DATE
---------   ----------------  -----------------
$0.08125    October 7, 2005   October 21, 2005
$0.08125    November 4, 2005  November 18, 2005
$0.08125    December 9, 2005  December 23, 2005

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 continued

5. Capital Stock

Transactions in capital stock were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2003.................................  10,922,518   $109,223    $201,318,023
Treasury shares purchased and retired (weighted average
  discount 8.81%)*..........................................    (352,200)    (3,522)     (5,584,454)
                                                              ----------   --------    ------------
Balance, September 30, 2004.................................  10,570,318    105,701     195,733,569
Treasury shares purchased and retired (weighted average
  discount 9.08%)*..........................................    (348,905)    (3,489)     (5,558,735)
                                                              ----------   --------    ------------
Balance, September 30, 2005.................................  10,221,413   $102,212    $190,174,834
                                                              ==========   ========    ============

---------------------
   * The Directors have voted to retire the shares purchased.

6. Purpose of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate futures contracts ("future contracts").

These futures contracts involve element of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                              ------------------   ------------------
Ordinary income.............................................     $10,133,689          $10,365,415
                                                                 ===========          ===========

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005 continued

As of September 30, 2005, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income...............................    $    672,804
Undistributed long-term gains...............................        --
                                                                ------------
Net accumulated earnings....................................         672,804
Capital loss carryforward*..................................     (15,366,427)
Temporary differences.......................................         (62,784)
Net unrealized appreciation.................................       1,820,694
                                                                ------------
Total accumulated losses....................................    $(12,935,713)
                                                                ============

* During the year ended September 30, 2005 the Fund utilized $5,503,672 of its net capital loss carryforward. As of September 30, 2005, the Fund had a net capital loss carryforward of $15,366,427 of which $5,825,075 will expire on September 30, 2010 and $9,541,352 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, book amortization of premiums on debt securities, mark-to-market of open futures contracts and deferred losses on straddles and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $542,770.

Morgan Stanley Income Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED SEPTEMBER 30
                                                                 ----------------------------------------------------------------
                                                                   2005          2004          2003          2002          2001
                                                                 --------      --------      --------      --------      --------

Selected Per Share Data:

Net asset value, beginning of period.......................        $17.59        $17.42        $16.13        $17.10        $16.83
                                                                   ------        ------        ------        ------        ------

Income (loss) from investment operations:
    Net investment income*.................................          0.87          0.95          0.97          1.05          1.28
    Net realized and unrealized gain (loss)................         (0.18)         0.13          1.21         (0.89)         0.31
                                                                   ------        ------        ------        ------        ------

Total income from investment operations....................          0.69          1.08          2.18          0.16          1.59
                                                                   ------        ------        ------        ------        ------

Less dividends and distributions from:
    Net investment income..................................         (0.98)        (0.96)        (0.93)        (1.12)        (1.32)
    Paid-in capital........................................         --            --            --            (0.02)        --
                                                                   ------        ------        ------        ------        ------

Total dividends and distributions..........................         (0.98)        (0.96)        (0.93)        (1.14)        (1.32)
                                                                   ------        ------        ------        ------        ------

Anti-dilutive effect of acquiring treasury shares*.........          0.05          0.05          0.04          0.01         --
                                                                   ------        ------        ------        ------        ------

Net asset value, end of period.............................        $17.35        $17.59        $17.42        $16.13        $17.10
                                                                   ------        ------        ------        ------        ------

Market value, end of period................................        $15.84        $16.04        $15.87        $15.23        $17.00
                                                                   ======        ======        ======        ======        ======

Total Return+..............................................          4.92%         7.27%        10.61%        (3.89)%       14.07%

Ratios to Average Net Assets:
Expenses...................................................          0.68%         0.66%         0.67%         0.66%         0.67%

Net investment income......................................          4.96%         5.43%         5.81%         6.28%         7.53%

Supplemental Data:

Net assets, end of period, in thousands....................      $177,341      $185,953      $190,302      $182,461      $194,863

Portfolio turnover rate....................................            58%           40%           56%           62%          105%

---------------------

    * The per share amounts were computed using an average number of shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2005

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY

The Directors approved the following investment policies:

The Fund may invest up to 10% of its assets in non-U.S. dollar denominated investment grade securities. Investments in non-U.S. dollars are subject to currency risk. While the price of the Fund's shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of the local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

The Fund may invest up to 20% of its assets in U.S. dollar denominated high yield securities. High yield securities are commonly known as "junk bonds" and are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers, and in particular, highly leveraged issuers, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing, all of which may result in increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

Forward Foreign Currency Exchange Contracts -- The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Collateralized Mortgage Obligations -- Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate of interest and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY continued

Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

The Fund may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate or repayment decreases.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY continued

Commercial Mortgage-Backed Securities -- Commercial mortgage-backed securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. The Fund invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Swaps -- Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, or total return on interest rate indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY continued

related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION

Independent Directors:

                                                                                                        Number of
                                                                                                      Portfolios in
                                         Position(s)  Term of Office                                  Fund Complex
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Overseen by
         Independent Director            Registrant    Time Served*           Past 5 Years**           Director***
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael Bozic (64)                       Director     Since April     Private Investor; Director or        197
c/o Kramer Levin Naftalis & Frankel LLP               1994            Trustee of the Retail Funds
Counsel to the Independent Directors                                  (since April 1994) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly Vice
                                                                      Chairman of Kmart Corporation
                                                                      (December 1998-October 2000),
                                                                      Chairman and Chief Executive
                                                                      Officer of Levitz Furniture
                                                                      Corporation (November
                                                                      1995-November 1998) and
                                                                      President and Chief Executive
                                                                      Officer of Hills Department
                                                                      Stores (May 1991-July 1995);
                                                                      formerly variously Chairman,
                                                                      Chief Executive Officer,
                                                                      President and Chief Operating
                                                                      Officer (1987-1991) of the
                                                                      Sears Merchandise Group of
                                                                      Sears, Roebuck & Co.


Edwin J. Garn (72)                       Director     Since January   Consultant; Director or              197
1031 N. Chartwell Court                               1993            Trustee of the Retail Funds
Salt Lake City, UT 84103                                              (since January 1993) and the
                                                                      Institutional Funds (since
                                                                      July 2003); member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp. (utility
                                                                      company); formerly Managing
                                                                      Director of Summit Ventures
                                                                      LLC (2000-2004) (lobbying and
                                                                      consulting firm); United
                                                                      States Senator (R-Utah)
                                                                      (1974-1992) and Chairman,
                                                                      Senate Banking Committee
                                                                      (1980-1986), Mayor of Salt
                                                                      Lake City, Utah (1971-1974),
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19, 1985),
                                                                      and Vice Chairman, Huntsman
                                                                      Corporation (chemical
                                                                      company).


       Name, Age and Address of
         Independent Director            Other Directorships Held by Director
---------------------------------------  ------------------------------------
Michael Bozic (64)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Directors
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)                       Director of Franklin Covey (time
1031 N. Chartwell Court                  management systems), BMW Bank of
Salt Lake City, UT 84103                 North America, Inc. (industrial loan
                                         corporation), Escrow Bank USA
                                         (industrial loan corporation);
                                         United Space Alliance (joint venture
                                         between Lockheed Martin and the
                                         Boeing Company) and Nuskin Asia
                                         Pacific (multilevel marketing);
                                         member of the board of various civic
                                         and charitable organizations.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                         Position(s)  Term of Office                                  Fund Complex
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Overseen by
         Independent Director            Registrant    Time Served*           Past 5 Years**           Director***
---------------------------------------  -----------  --------------  ------------------------------  -------------


Wayne E. Hedien (71)                     Director     Since           Retired; Director or Trustee         197
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds (since
Counsel to the Independent Directors                                  September 1997) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).


Dr. Manuel H. Johnson (56)               Director     Since July      Senior Partner, Johnson Smick        197
c/o Johnson Smick Group, Inc.                         1991            International, Inc., a
888 16th Street, NW                                                   consulting firm; Chairman of
Suite 740                                                             the Audit Committee and
Washington, D.C. 20006                                                Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-
                                                                      Chairman and a founder of the
                                                                      Group of Seven Council (G7C),
                                                                      an international economic
                                                                      commission; formerly Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and Assistant
                                                                      Secretary of the U.S.
                                                                      Treasury.


Joseph J. Kearns (63)                    Director     Since July      President, Kearns & Associates       198
c/o Kearns & Associates LLC                           2003            LLC (investment consulting);
PMB754                                                                Deputy Chairman of the Audit
23852 Pacific Coast Highway                                           Committee and Director or
Malibu, CA 90265                                                      Trustee of the Retail Funds
                                                                      (since July 2003) and the
                                                                      Institutional Funds (since
                                                                      August 1994); previously
                                                                      Chairman of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.


       Name, Age and Address of
         Independent Director            Other Directorships Held by Director
---------------------------------------  ------------------------------------

Wayne E. Hedien (71)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Directors     Trustee and Vice Chairman of The
1177 Avenue of the Americas              Field Museum of Natural History;
New York, NY 10036                       director of various other business
                                         and charitable organizations.

Dr. Manuel H. Johnson (56)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of KFX
888 16th Street, NW                      Energy; Director of RBS Greenwich
Suite 740                                Capital Holdings (financial holding
Washington, D.C. 20006                   company).

Joseph J. Kearns (63)                    Director of Electro Rent Corporation
c/o Kearns & Associates LLC              (equipment leasing), The Ford Family
PMB754                                   Foundation, and the UCLA Foundation.
23852 Pacific Coast Highway
Malibu, CA 90265

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                         Position(s)  Term of Office                                  Fund Complex
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Overseen by
         Independent Director            Registrant    Time Served*           Past 5 Years**           Director***
---------------------------------------  -----------  --------------  ------------------------------  -------------


Michael E. Nugent (69)                   Director     Since July      General Partner of Triumph           197
c/o Triumph Capital, L.P.                             1991            Capital, L.P., a private
445 Park Avenue                                                       investment partnership;
New York, NY 10022                                                    Chairman of the Insurance
                                                                      Committee and Director or
                                                                      Trustee of the Retail Funds
                                                                      (since July 1991) and the
                                                                      Institutional Funds (since
                                                                      July 2001); formerly Vice
                                                                      President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).


Fergus Reid (73)                         Director     Since July      Chairman of Lumelite Plastics        198
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairman of the
85 Charles Colman Blvd.                                               Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of
         Independent Director            Other Directorships Held by Director
---------------------------------------  ------------------------------------

Michael E. Nugent (69)                   None
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022

Fergus Reid (73)                         Trustee and Director of certain
c/o Lumelite Plastics Corporation        investment companies in the JPMorgan
85 Charles Colman Blvd.                  Funds complex managed by J.P. Morgan
Pawling, NY 12564                        Investment Management Inc.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Interested Directors:

                                                                                                      Number of
                                                                                                    Portfolios in
                                       Position(s)  Term of Office                                  Fund Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Overseen by
         Interested Director           Registrant    Time Served*           Past 5 Years**           Director***
-------------------------------------  -----------  --------------  ------------------------------  -------------
Charles A. Fiumefreddo (72)            Chairman of  Since July      Chairman and Director or             197
c/o Morgan Stanley Trust               the Board    1991            Trustee of the Retail Funds
Harborside Financial Center,           and                          (since July 1991) and the
Plaza Two,                             Director                     Institutional Funds (since
Jersey City, NJ 07311                                               July 2003); formerly Chief
                                                                    Executive Officer of the
                                                                    Retail Funds (until September
                                                                    2002).


James F. Higgins (57)                  Director     Since June      Director or Trustee of the           197
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center,                                        and the Institutional Funds
Plaza Two,                                                          (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000); Director
                                                                    of the Distributor and Dean
                                                                    Witter Realty Inc.; previously
                                                                    President and Chief Operating
                                                                    Officer of the Private Client
                                                                    Group of Morgan Stanley (May
                                                                    1999-August 2000), and
                                                                    President and Chief Operating
                                                                    Officer of Individual
                                                                    Securities of Morgan Stanley
                                                                    (February 1997-May 1999).


      Name, Age and Address of
         Interested Director           Other Directorships Held by Director
-------------------------------------  ------------------------------------
Charles A. Fiumefreddo (72)            None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

James F. Higgins (57)                  Director of AXA Financial, Inc. and
c/o Morgan Stanley Trust               The Equitable Life Assurance Society
Harborside Financial Center,           of the United States (financial
Plaza Two,                             services).
Jersey City, NJ 07311

---------------------

  * This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds").
 ** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
*** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*          Principal Occupation(s) During Past 5 Years**
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (66)         President and    Since May 2003  President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal                        Officer of funds in the Fund Complex (since May 2003);
New York, NY 10020             Executive                        Managing Director of Morgan Stanley & Co. Incorporated and
                               Officer                          Morgan Stanley; Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc., Morgan Stanley
                                                                Distribution Inc. and Morgan Stanley Distributors Inc.;
                                                                Managing Director, Chief Administrative Officer and Director
                                                                of Morgan Stanley Investment Advisors Inc. and Morgan
                                                                Stanley Services Company Inc.; Chief Executive Officer and
                                                                Director of Morgan Stanley Trust; Director of Morgan Stanley
                                                                SICAV (since May 2004); President (since September 2005) and
                                                                Principal Executive Officer (since May 2003) of the Van
                                                                Kampen Funds; previously, Executive Vice President (July
                                                                2003-September 2005) of funds in the Fund Complex and the
                                                                Van Kampen Funds. He was also previously President and
                                                                Director of the Institutional Funds (March 2001-July 2003),
                                                                Chief Global Operations Officer of Morgan Stanley Investment
                                                                Management Inc. and Chief Executive Officer and Chairman of
                                                                Van Kampen Investor Services.

Joseph J. McAlinden (62)       Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                     1995            Investment Adviser and Morgan Stanley Investment Management
New York, NY 10020                                              Inc.; Chief Investment Officer of the Van Kampen Funds; Vice
                                                                President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)                Vice President   Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                     1997            (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                              Management; Managing Director (since December 2000),
                                                                Secretary (since February 1997) and Director of the
                                                                Investment Adviser and the Administrator; Vice President of
                                                                the Retail Funds; Assistant Secretary of Morgan Stanley DW;
                                                                Vice President of the Institutional Funds (since July 2003);
                                                                Managing Director, Secretary and Director of the
                                                                Distributor; previously Secretary (February 1997-July 2003)
                                                                and General Counsel (February 1997-April 2004) of the Retail
                                                                Funds; Vice President and Assistant General Counsel of the
                                                                Investment Adviser and the Administrator (February
                                                                1997-December 2001).

Amy R. Doberman (43)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management Inc. and the Investment Adviser, Vice President
                                                                of the Institutional and Retail Funds (since July 2004);
                                                                Vice President of the Van Kampen Funds (since August 2004);
                                                                previously, Managing Director and General
                                                                Counsel -- Americas, UBS Global Asset Management (July
                                                                2000-July 2004) and General Counsel, Aeltus Investment
                                                                Management, Inc. (January 1997-July 2000).

Carsten Otto (41)              Chief            Since October   Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Compliance       2004            Morgan Stanley Investment Management (since October 2004);
New York, NY 10020             Officer                          Executive Director of the Investment Adviser and Morgan
                                                                Stanley Investment Management Inc.; formerly Assistant
                                                                Secretary and Assistant General Counsel of the Morgan
                                                                Stanley Retail Funds.

Stefanie V. Chang (38)         Vice President   Since July      Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                     2003            Morgan Stanley Investment Management Inc. and the Investment
New York, NY 10020                                              Adviser; Vice President of the Institutional Funds (since
                                                                December 1997) and the Retail Funds (since July 2003);
                                                                formerly practiced law with the New York law firm of Rogers
                                                                & Wells (now Clifford Chance US LLP).

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*          Principal Occupation(s) During Past 5 Years**
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (40)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Chief Financial  since July      Administration (since December 2001); previously, Vice
Harborside Financial Center,   Officer          2003 and Chief  President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                      Financial       Vice President of the Investment Adviser and the
Jersey City, NJ 07311                           Officer since   Administrator (August 2000- November 2001).
                                                September 2002

Thomas F. Caloia (59)          Vice President   Since July      Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                        2003            Treasurer of the Investment Adviser, the Distributor and the
Harborside Financial Center,                                    Administrator; previously Treasurer of the Retail Funds
Plaza Two,                                                      (April 1989-July 2003); formerly First Vice President of the
Jersey City, NJ 07311                                           Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38)            Secretary        Since July      Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                     2003            Morgan Stanley Investment Management Inc. and the Investment
New York, NY 10020                                              Adviser; Secretary of the Institutional Funds (since June
                                                                1999) and the Retail Funds (since July 2003); formerly
                                                                practiced law with the New York law firms of McDermott, Will
                                                                & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

---------------------

 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on January 7, 2005.

The Fund's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2005 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Fund's ordinary dividends paid during the fiscal year ended September 30, 2005, 8.01% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                      (This Page Intentionally Left Blank)

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Income Securities

Annual Report
September 30, 2005

[MORGAN STANLEY LOGO]

38531RPT-RA05-00927P-Y09/05

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)   Not applicable.

(e)   Not applicable.

(f)

      (1)   The Fund's Code of Ethics is attached hereto as Exhibit A.

      (2)   Not applicable.

      (3)   Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005
                                       REGISTRANT         COVERED ENTITIES(1)
AUDIT FEES........................      $ 31,617          N/A

NON-AUDIT FEES
    AUDIT-RELATED FEES......            $    540(2)           $   (2)
    TAX FEES...................         $  5,896(3)           $   (4)
    ALL OTHER FEES...........           $-                    $ -
TOTAL NON-AUDIT FEES..........          $  6,436              $

TOTAL..............................     $ 38,053              $

2004

                                       REGISTRANT         COVERED ENTITIES(1)
AUDIT FEES........................      $ 30,116          N/A

NON-AUDIT FEES
    AUDIT-RELATED FEES.....             $      452(2)         $ 5,067,400(2)
    TAX FEES..................          $    4,998(3)         $   545,053(4)
    ALL OTHER FEES...........           $ -                   $ - (5)
TOTAL NON-AUDIT FEES.........           $    5,450            $ 5,612,453

TOTAL..............................     $   35,566            $ 5,612,453


N/A- Not applicable, as not required by Item 4.

      (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
      (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
      (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns. (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns. (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A
                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                   AS ADOPTED AND AMENDED JULY 23, 2004, (1)

      1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

      2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

      3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

      8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

      9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

      10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

         Morgan Stanley Retail Funds
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley & Co. Incorporated
         Morgan Stanley DW Inc.
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
         Van Kampen Asset Management
         Morgan Stanley Services Company, Inc.
         Morgan Stanley Distributors Inc.
         Morgan Stanley Trust FSB

         Morgan Stanley Institutional Funds
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
         Morgan Stanley & Co. Incorporated
         Morgan Stanley Distribution, Inc.
         Morgan Stanley AIP GP LP
         Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)   Not applicable.

(g)   See table above.

(h) The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.   GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.  GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      i.    General.

      1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:


            - Approval of financial statements, director and auditor reports.

            -     General updating/corrective amendments to the charter.

            - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

      3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

      4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

      5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

      6. Proposals to require the company to expense stock options will be supported.

      7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

      8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

      9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

      ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.


      1.    The following proposals generally will be supported:

            - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

            - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

      2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

            (a) If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

            (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


            (c) A direct conflict exists between the interests of the nominee and the public shareholders;

            (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

            (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

            (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

      iii.  Auditors

      1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

      2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

      3.    Proposals to indemnify auditors will not be supported.

      iv.   Anti-Takeover Matters

      1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
            (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
            (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      2. The following proposals generally will not be supported (notwithstanding management support).

            - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Proposals to create "blank check" preferred stock.

            - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

            - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

      3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

      4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.



      1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

      2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.    ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.    Corporate Transactions

            - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

      ii.   Compensation

            - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

            - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii.  Other

            -     Proposals for higher dividend payouts.

            - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

            - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.   ADMINISTRATION OF POLICY

A.    PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.    IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

      1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

      2. A material conflict of interest could exist in the following situations, among others:

      (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

      (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

      (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.    PROXY VOTING REPORTS

      (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

      (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.


Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES


                                                                                         (d) Maximum Number
                                                                                         (or Approximate
                                                                   (c) Total Number of   Dollar Value) of
                              (a) Total                            Shares (or Units)     Shares (or Units)
                              Number of                            Purchased as Part     that May Yet Be
                              Shares (or      (b) Average Price    of Publicly           Purchased Under
                              Units)          Paid per Share (or   Announced Plans or    the Plans or
Period                        Purchased       Unit)                Programs              Programs
----------------------------- --------------  ------------------   -------------------   --------------------
October 1, 2004 ---
October 31, 2004              24,200.00       16.0078                      N/A                   N/A
November 1, 2004 --
November 30, 2004             26,900.00       16.0726                      N/A                   N/A
December 1, 2004 --
December 31, 2004             33,300.00       15.7575                      N/A                   N/A
January 1, 2005 ---
January 31, 2005              44,900.00       16.0071                      N/A                   N/A
February 1, 2005 ---
February 28, 2005             37,700.00       16.3880                      N/A                   N/A
March 1, 2005 ---
March 31, 2005                37,835.00       15.8322                      N/A                   N/A
April 1, 2005 ---
April 30, 2005                36,700.00       15.5365                      N/A                   N/A
May 1, 2005 ---
May 31, 2005                  27,970.00       15.8077                      N/A                   N/A
June 1, 2005 ---
June 30, 2005                 18,900.00       16.0753                      N/A                   N/A
July 1, 2005 ---
July 31, 2005                 18,400.00       15.9738                      N/A                   N/A
August 1, 2005 ---
August 31, 2005               17,800.00       15.8245                      N/A                   N/A
September 1, 2005 -
September 30, 2005            24,300.00       16.0045                      N/A                   N/A
---------------------------   -------------   ------------------   ------------------    -----------------
Total                         348,905.00      15.9406                      N/A                   N/A
==========================    =============   ==================   ==================    =================

Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 21, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 21, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 21, 2005